SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2005

LPA HOLDING CORP.

(Exact name of registrant as specified in its charter)

See Table of Additional Registrants

DELAWARE (State or other jurisdiction of incorporation or organization)	333-56239-01 (Commission File Number)	43-1144353 (I.R.S. Employer Identification Number)

130 South Jefferson Street, Suite 300
Chicago, Illinois 60661
(312) 798-1200
(Address and Telephone Number of Registrant’s Principal Executive Office)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Additional Registrants

	Jurisdiction of	Commission	IRS Employer
Name	Incorporation	File Number	Identification No.

La Petite Academy, Inc.	Delaware	333-56239	43-1243221

ITEM 2.02 7.01	Results of Operations and Financial Condition. Regulation FD Disclosure.

     LPA Holding Corp. and La Petite Academy, Inc. (collectively, the “Company”) is furnishing the following information pursuant to Items 2.02 (Results of Operations and Financial Condition) and 7.01 (Regulation FD Disclosure).

     On May 18, 2005, the Company will make a presentation at the Bear Stearns Global Credit Conference to be held at the Waldorf Astoria located in New York City. The presentation materials attached hereto as Exhibit 99.1 will be distributed at the conference.

     The presentation materials include revenue growth information regarding the Company’s third quarter, which ended April 9, 2005. The presentation materials also include projected field management staffing levels and academy location counts as of the end of the Company’s fiscal year ending July 2, 2005.

     The presentation materials also include EBITDA calculations for prior periods. EBITDA is defined as net loss before restructuring charges (recoveries), asset impairment, interest expense, interest income, depreciation and amortization and income taxes. EBITDA is not a measure calculated in accordance with generally acceptable accounting principles (GAAP). A reconciliation of EBITDA to the most directly related comparable GAAP measure is attached hereto as Exhibit 99.2. The Company believes EBITDA is useful as a tool to analyze and compare the Company on the basis of operating performance and ability to service its existing debt. In addition, management of the Company uses EBITDA to analyze internal performance and to calculate awards of any bonuses. However, EBITDA should not be considered in isolation or as a substitute for consolidated statement of operations data prepared in accordance with GAAP. EBITDA is not calculated under GAAP and therefore is not necessarily comparable to similarly tested measures of other companies.

ITEM 9.01	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

Number	Description of Exhibit

99.1	Presentation materials to be issued by the Company to participants at the Bear Stearns Global Credit Conference on May 18, 2005

99.2	Reconciliation of non-GAAP financial measures included in the presentation materials to be issued by the Company to participants at the Bear Stearns Global Credit Conference on May 18, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LPA Holding Corp.

Dated: May 17, 2005

	By:	/s/ Neil Dyment

	Name: Title:	Neil Dyment Chief Financial Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

La Petite Academy, Inc.

Dated: May 17, 2005

	By:	/s/ Neil Dyment

	Name: Title:	Neil Dyment Chief Financial Officer